UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of Earliest Event Reported): February 1, 2023

ZURN ELKAY WATER SOLUTIONS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		001-35475	20-5197013
(State or Other Jurisdiction of Incorporation or Organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

511 W. Freshwater Way			53204
Milwaukee,	Wisconsin
(Address of Principal Executive Offices)			(Zip Code)

(855) 480-5050
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $.01 par value	ZWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2023, John S. Stroup informed Zurn Elkay Water Solutions Corporation (the "Company") of his intention to retire from the Board of Directors, effective following the Company’s Annual Meeting of Stockholders to be held on May 4, 2023. Mr. Stroup has served as a director since 2008. The Company and the Board would like to thank Mr. Stroup for his leadership and commitment to the Company, as well as for his many important contributions as a member of the Board.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Zurn Elkay Water Solutions Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 3rd day of February, 2023.

ZURN ELKAY WATER SOLUTIONS CORPORATION

By:	/S/ Jeffrey J. LaValle
Jeffrey J. LaValle
Vice President - General Counsel and Corporate Secretary

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